                               POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints
Michael  Berdik,  Deputy  General Counsel of EnerNOC, Inc. (the "Company"), Adam
Collicelli,  Associate  General  Counsel of the Company, of the Company and Mary
Holtz,  a  Senior  Corporate  Attorney of the Company, signing singly, with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1)   execute  for  and  on  behalf  of  the  undersigned,  in the undersigned's capacity  as  an  officer, director and/or 10% shareholder of the Company,
      Forms  3,  4  and  5  in  accordance  with Section 16(a) of the Securities
      Exchange Act of 1934 and the rules thereunder;

(2)   do and perform any and all acts for and on behalf of the undersigned which may  be  necessary or desirable to complete and execute any such Form 3, 4 or  5  and  timely  file  such  form with the United States Securities and
      Exchange Commission and any stock exchange or similar authority; and

(3)   take  any  other  action  of  any  type  whatsoever in connection with the foregoing  which,  in  the  opinion  of  such  attorney-in-fact, may be of benefit  to,  in  the  best  interest  of,  or  legally  required  by, the undersigned,  it  being  understood  that  the  documents executed by such attorney-in-fact,  on  behalf of the undersigned pursuant to this Power of
      Attorney,  shall  be  in  such  form  and  shall  contain  such  terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The  undersigned  hereby  grants  to  each  such attorney-in-fact full power and authority  to  do  and perform any and every act and thing whatsoever requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could  do  if personally present, with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute  or substitutes, shall lawfully do or cause to be done  by  virtue  of  this  power  of  attorney and the rights and powers herein granted.  The  undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is  the  Company  assuming,  any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This  Power  of  Attorney  shall  remain  in  full  force  and  effect until the undersigned  is  no longer required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless  earlier  revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN  WITNESS  WHEREOF,  the  undersigned  has caused this Power of Attorney to be executed this 22th day of August, 2016.

/s/ William Sorenson
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Signature

William Sorenson
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